EXHIBIT 11(A)

               CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the inclusion in Item 24 of Part C of Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated May 1, 1997, on our audits of the Statements of Assets and Liabilities as of April 28, 1997 of Ivy International Fund II and Ivy Pan-Europe Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Funds' Prospectus and "Auditors" in the Funds' Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 31, 1997
               CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the inclusion in Item 24 of Part C and the incorporation by reference in Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated February 14, 1997, on our audits of the financial statements and financial highlights of Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Science and Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund appearing in the December 31, 1996 Annual Reports to Shareholders of the Funds, which annual reports are incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Funds' Prospectuses and "Auditors" in the Funds' Statements of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 31, 1997
               CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
Ivy Fund

We hereby consent to the inclusion in Item 24 of Part C of Post-Effective Amendment No. 96 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated December 11, 1996, on our audits of the Statements of Assets and Liabilities as of December 10, 1996 of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, and Ivy International Small Companies Fund, which Statements of Assets and Liabilities are incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "The Funds' Financial Highlights" in the Funds' Prospectus and "Auditors" in the Funds' Statement of Additional Information.



COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
October 31, 1997